UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant  ☒                Filed by a Party other than the Registrant  ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

HilleVax, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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75 State Street, Suite 100 - #9995

Boston, MA 02109

May 10, 2023

Dear Stockholder:

We are pleased to announce that HilleVax, Inc.’s board of directors is presenting Nanette Cocero, Ph.D. as an additional nominee for election as a Class I director at the 2023 annual meeting of stockholders to be held on Wednesday, June 7, 2023, at 11:30 a.m. Eastern Time. As previously announced, our board elected Dr. Cocero as a Class I director on May 8, 2023.

Since this change affects the matters to be voted on at the annual meeting, we are providing additional information in the enclosed supplement to the Proxy Statement (this “Proxy Supplement”), and an amended proxy card to enable stockholders to vote on the election of Dr. Cocero. For technical purposes, the election of Dr. Cocero as a Class I director is being considered as a separate voting matter (Proposal 3). If you sign and return the amended proxy card, it will revoke and replace any previous proxy you have submitted. If you have already voted and do not submit new voting instructions, your previously submitted proxy will be voted at the annual meeting with respect to all other proposals but will not be counted in determining the outcome of the election of Dr. Cocero to our board of directors.

The time and place of the annual meeting have not changed. This year’s annual meeting will be a virtual meeting, which will be conducted only via live webcast. Stockholders will only be able to participate in the annual meeting online, vote shares electronically by visiting www.proxydocs.com/HLVX.

The enclosed Proxy Supplement should be read in conjunction with the Proxy Statement that was filed with the SEC on April 28, 2023 and annual report, which we previously provided to our stockholders of record.

We encourage you to vote so that your shares will be represented at the meeting. Information on how you may vote your shares appears on the following pages.

Sincerely,

Robert Hershberg, M.D., Ph.D.

Chairman, President and Chief Executive Officer

AMENDED NOTICE OF ANNUAL MEETING OF

STOCKHOLDERS AND PROXY STATEMENT

DATE & TIME:	June 7, 2023 at 11:30 a.m., Eastern Time.

PLACE:	This year’s Annual Meeting will be a virtual meeting, which will be conducted only via live webcast. Stockholders will only be able to participate in the Annual Meeting online, vote shares electronically by visiting www.proxydocs.com/HLVX.

ITEMS OF BUSINESS:	(1) To elect two directors to serve as Class I directors for a three-year term to expire at the 2026 annual meeting of stockholders; (2) To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023; (3) To elect Nanette Cocero, Ph.D. to serve as a Class I director for a three-year term to expire at the 2026 annual meeting of stockholders; and (4) To transact such other business as may properly come before the meeting or any adjournment thereof.

RECORD DATE:	You are entitled to vote at the annual meeting or any adjournment of that meeting only if you were a stockholder at the close of business on April 12, 2023.

VOTING BY PROXY:	Please submit a proxy as soon as possible so that your shares can be voted at the meeting in accordance with your instructions. You may submit your proxy (1) over the Internet, (2) by telephone, or (3) by mail. For specific instructions, please refer to the information in the Proxy Statement and the instructions on the proxy card.

This amended notice, the supplement to the proxy statement and the accompanying amended proxy card are first being sent to our stockholders on or about May 11, 2023. The original notice, proxy statement and our annual report to stockholders were sent to our stockholders on or about April 28, 2023.

Your proxy is important. Regardless of whether you plan to attend the annual meeting, please authorize your proxy by Internet, or if you received a paper copy of the materials by mail, please mark, sign, date and return your amended proxy card, so that your shares will be represented at the annual meeting.

BY ORDER OF THE BOARD

OF DIRECTORS,

Paul Bavier

General Counsel, Secretary & Chief

Administrative Officer

Boston, Massachusetts

May 10, 2023

YOU ARE CORDIALLY INVITED TO ATTEND THE VIRTUAL ANNUAL MEETING. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER OF SHARES YOU OWN. THE BOARD OF DIRECTORS URGES YOU TO COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. RETURNING THE PROXY CARD WILL NOT PREVENT YOU FROM VOTING ELECTRONICALLY DURING THE ANNUAL MEETING IF YOU CHOOSE TO DO SO.

SUPPLEMENT TO PROXY STATEMENT

DATED May 10, 2023

ANNUAL MEETING OF STOCKHOLDERS TO BE HELD WEDNESDAY, JUNE 7, 2023

On April 28, 2023, we filed a proxy statement (the “Proxy Statement”) for the 2023 annual meeting of stockholders of HilleVax, Inc. (the “Company”). For those stockholders who had not previously requested paper proxy materials, and in lieu of paper proxy materials, we mailed a Notice of Internet Availability of Proxy Materials containing instructions on how to access the Proxy Statement and our annual report online and how to vote online. This document is a supplement to the Proxy Statement (the “Proxy Supplement”) and is being filed to revise our slate of nominees for election to the board of directors at the annual meeting by adding Nanette Cocero, Ph.D. This document will also be made available on our website at www.hillevax.com under Investor Relations.

Except as supplemented or amended by the information contained in this Proxy Supplement, all information set forth in the Proxy Statement remains unchanged. We urge you to read this Proxy Supplement carefully and in its entirety together with the Proxy Statement.

ADDITIONAL DIRECTOR NOMINEE

On May 8, 2023, the board of directors appointed Nanette Cocero, Ph.D. as a Class I director and has also nominated her for re-election at the 2023 annual meeting of stockholders. The board of directors also appointed Dr. Cocero to the audit committee. In connection with the appointment, our board of directors increased the size of the board to nine members.

The revised list of candidates nominated by the board of directors consists of all of the nominees identified in the original Proxy Statement, except that Dr. Cocero has been added as an additional nominee. For technical purposes, the election of Dr. Cocero is being considered as a new, separate voting matter (Proposal 3). We are also providing an amended proxy card to enable stockholders to vote on the revised nominees for election as directors, including Dr. Cocero.

The amended proxy card enclosed with this Proxy Supplement differs from the original proxy card previously furnished to you in that the amended proxy card includes the election of Nanette Cocero, Ph.D. as a nominee for Class I director as a new Proposal 3. If you have already voted, we encourage you to resubmit your vote on all proposals by submitting the amended proxy card with this Proxy Supplement or by submitting a proxy by telephone or through the Internet by following the procedures on your amended proxy card. However, if you return, or have returned, an original proxy card, your proxy will remain valid for all of the other proposals and director nominees except Dr. Cocero because she is not listed as a nominee on the original proxy card, and will be voted at the annual meeting unless revoked. PLEASE NOTE THAT IF YOU SUBMIT A NEW PROXY CARD IT WILL REVOKE ALL PRIOR PROXY CARDS, SO IT IS IMPORTANT TO INDICATE YOUR VOTE ON EACH PROPOSAL ON THE NEW PROXY CARD.

PROPOSAL 3.

ELECTION OF ADDITIONAL DIRECTOR

The Proxy Statement is hereby amended to provide, as a new Proposal 3, that the board of directors, in accordance with our bylaws, has nominated Nanette Cocero, Ph.D. to serve as an additional Class I director for a term expiring at the 2026 annual meeting of stockholders or until her successor is elected and qualified, or until her earlier death, resignation or removal. At this annual meeting, three nominees for director are to be elected as Class I directors for a three-year term expiring at our 2026 annual meeting of stockholders. In addition to Dr, Cocero, the other nominees, Shelley Chu, M.D., Ph.D. and Julie Gerberding, M.D., M.P.H., remain unchanged under Proposal 1.

The composition of our board of directors is as follows: Class I consists of Shelley Chu, M.D., Ph.D., Nanette Cocero, Ph.D. and Julie Gerberding, M.D., M.P.H.; Class II consists of Gary Dubin, M.D., Patrick Heron and Jaime Sepulveda, M.D., D.Sc., M.P.H.; and Class III consists of Robert Hershberg, M.D., Ph.D., Jeryl Hilleman, and Aditya Kohli, Ph.D. Biographical information with respect to all nominees other than Dr. Cocero is set forth in the Proxy Statement under the caption “Information Regarding Directors.” Biographical information with respect to Dr. Cocero is set forth below.

Nanette Cocero, M.D., 60, has served on our board of directors since May 2023. Dr. Cocero served as the Global President of Pfizer Vaccines from January 2019 to December 2022. Prior to that, from 2002 to 2022, Dr. Cocero served in other diverse leadership and executive capacities at Pfizer. Before joining Pfizer, Dr. Cocero was a management consultant in the biotech and pharmaceutical industries. Dr. Cocero earned a Bachelor of Science degree in chemistry from Cornell University, a Ph.D. in pharmacology from the University of Pennsylvania, and an MBA from The Wharton Business School. Dr. Cocero’s extensive experience in the pharmaceuticals industry and with the development and global marketing of vaccines contributed to our board of directors’ conclusion that she should serve as a director of our Company.

If no contrary indication is made, proxies in the accompanying form are to be voted for each of the nominees, including Dr. Cocero, Dr. Chu and Dr. Gerberding, or if either Dr. Cocero, Dr. Chu or Dr. Gerberding is not a candidate or is unable to serve as a director at the time of the election (which is not currently expected), for any nominee who is designated by our board of directors to fill the vacancy. Each of Dr. Cocero, Dr. Chu and Dr. Gerberding is currently a member of our board of directors.

Director Independence

Our board of directors has determined that Dr. Cocero is an independent director in accordance with the listing requirements of the Nasdaq Global Select Market (Nasdaq).

Audit Committee

In connection with her appointment to the board of directors, Dr. Cocero was also appointed to the audit committee of the board, replacing Dr. Chu. The members of our audit committee are Dr. Cocero, Mr. Heron and Ms. Hilleman. Ms. Hilleman serves as the chairperson of the committee. Our board of directors has determined each of Dr. Cocero, Mr. Heron and Ms. Hilleman is independent under the applicable rules of the SEC and Nasdaq.

Stock Ownership of Dr. Cocero

Dr. Cocero beneficially owns 1,888 shares of our common stock as of the close of business on May 9, 2023, which represents shares of common stock subject to an option that will become exercisable within 60 days of such date. In connection with her appointment and pursuant to our non-employee director compensation program, Dr. Cocero was granted an option to purchase 34,000 shares of our common stock, which will vest in equal monthly installments over the three years following the date of grant.

Board Diversity Matrix

The following Board Diversity Matrix presents our board of directors diversity statistics in accordance with Nasdaq Rule 5606, as self-disclosed by our directors.

Board Diversity Matrix (As of May 10, 2023)
Total Number of Directors	9

	Female	Male
Part I: Gender Identity
Directors	4	5
Part II: Demographic Background
Asian	1	1
Hispanic of Latinx	1	1
White	2	3

Please vote your shares as soon as possible using the amended proxy card enclosed with this Proxy Supplement if you would like to vote on Dr. Cocero as an additional nominee or if you have not voted yet. The amended proxy card enclosed with this Proxy Supplement differs from the original proxy card previously furnished to you in that the amended proxy card includes the election of Nanette Cocero, Ph.D. as a nominee for Class I director as a new Proposal 3. If you have already voted, we encourage you to resubmit your vote on all proposals by submitting the amended proxy card with this Proxy Supplement or by submitting a proxy by telephone or through the Internet by following the procedures on your amended proxy card. However, if you return, or have returned, an original proxy card, your proxy will remain valid for all of the other proposals and director nominees except Dr. Cocero because she is not listed as a nominee on the original proxy card, and will be voted at the annual meeting unless revoked. PLEASE NOTE THAT IF YOU SUBMIT A NEW PROXY CARD IT WILL REVOKE ALL PRIOR PROXY CARDS, SO IT IS IMPORTANT TO INDICATE YOUR VOTE ON EACH PROPOSAL ON THE NEW PROXY CARD.

If your shares are held in the name of a bank, broker or other holder of record, you will receive instructions from the holder of record. You must follow the instructions of the holder of record in order for your shares to be voted. Internet proxy authorization also will be offered to stockholders owning shares through certain banks and brokers. If your shares are not registered in your own name and you plan to vote your shares in person at the annual meeting, you should contact your broker or agent to obtain a legal proxy or broker’s proxy card and bring it to the annual meeting in order to vote.

Shares will be voted as the stockholder of record instructs. The persons named as proxies on the proxy card will vote as recommended by our board of directors on any matter for which a stockholder has not given instructions.

Revoking a Proxy

If you give us your proxy, you may revoke it at any time before it is exercised. You may revoke your proxy in any one of the three following ways:

•	you may send in another signed proxy with a later date,

•	you may authorize a proxy again on a later date on the Internet (only the latest Internet proxy submitted prior to the annual meeting will be counted), or

•

you may notify our corporate secretary, Paul Bavier, at 75 State Street, Suite 100 - #9995, Boston, Massachusetts 02109, in writing before the annual meeting that you have revoked your proxy, after which you are entitled to submit a new proxy or vote during the virtual annual meeting.

Vote Required; Recommendation of the Board of Directors

If a quorum is present and voting at the annual meeting, directors shall be elected by a plurality of votes cast, meaning that the three nominees receiving the highest number of shares voted “For” their election will be elected to our board of directors. Votes withheld from any nominee, abstention and broker non-votes will be counted only for purposes of determining a quorum and are not considered votes cast for the foregoing purpose. Broker non-votes will have no effect on this proposal as brokers or other nominees are not entitled to vote on such proposals in the absence of voting instructions from the beneficial owner.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE ELECTION OF NANETTE COCERO, PH.D. PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE SO VOTED UNLESS STOCKHOLDERS SPECIFY OTHERWISE.

OTHER MATTERS

Other than as set forth above, no items presented in the Proxy Statement are affected by this Proxy Supplement, and you should carefully review the Proxy Statement prior to voting your shares. Our board of directors and management know of no other matters or business to be presented for consideration at the annual meeting. If, however, any other matters properly come before the annual meeting or any adjournment(s) or postponement(s) thereof, it is the intention of the persons named in the enclosed proxy to vote such proxy in accordance with their discretion on any such matters. The persons named in the enclosed proxy may also, if they deem it advisable, vote such proxy to adjourn the annual meeting from time to time.

YOUR VOTE IS IMPORTANT! PLEASE VOTE BY:
P.O. BOX 8016, CARY, NC 27512-9903	INTERNET
Go To: www.proxypush.com/HLVX
• Cast your vote online
• Have your Proxy Card ready
• Follow the simple instructions to record your vote
PHONE Call 1-855-635-6593
• Use any touch-tone telephone
• Have your Proxy Card ready
• Follow the simple recorded instructions
MAIL
• Mark, sign and date your Proxy Card
• Fold and return your Proxy Card in the postage-paid envelope provided
You must register to attend the meeting online and/or participate by 5:00 p.m. Eastern Time on June 6, 2023 at www.proxydocs.com/HLVX

HilleVax, Inc.
Annual Meeting of Stockholders

For Stockholders of record as of April 12, 2023

TIME:	Wednesday, June 7, 2023 11:30 AM, Eastern Time
PLACE:	Annual Meeting to be held live via the Internet -
please visit www.proxydocs.com/HLVX for more details.

This proxy is being solicited on behalf of the Board of Directors

The undersigned hereby appoints Robert Hershberg, M.D., Ph.D. and Paul Bavier (the “Named Proxies”), and each or either of them, as the true and lawful attorneys of the undersigned, with full power of substitution and revocation, and authorizes them, and each of them, to vote all the shares of capital stock of HilleVax, Inc. which the undersigned is entitled to vote at said meeting and any adjournment thereof upon the matters specified and upon such other matters as may be properly brought before the meeting or any adjournment thereof, conferring authority upon such true and lawful attorneys to vote in their discretion on such other matters as may properly come before the meeting and revoking any proxy heretofore given.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTED IDENTICAL TO THE BOARD OF DIRECTORS RECOMMENDATION. This proxy, when properly executed, will be voted in the manner directed herein. In their discretion, the Named Proxies are authorized to vote upon such other matters that may properly come before the meeting or any adjournment or postponement thereof.

You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE) but you need not mark any box if you wish to vote in accordance with the Board of Directors’ recommendation. The Named Proxies cannot vote your shares unless you sign (on the reverse side) and return this card.

PLEASE BE SURE TO SIGN AND DATE THIS PROXY CARD AND MARK ON THE REVERSE SIDE

HilleVax, Inc.

Annual Meeting of Stockholders

Please make your marks like this:

THE BOARD OF DIRECTORS RECOMMENDS A VOTE:

FOR ON PROPOSALS 1, 2 AND 3

	PROPOSAL	YOUR VOTE			BOARD OF DIRECTORS RECOMMENDS

1.	To elect the following directors to serve as Class I directors for a three-year term to expire at the 2026 annual meeting of stockholders.
		FOR	WITHHOLD
	1.01 Election of Class I Director for a three-year term to expire at the 2026 Annual Meeting: Shelley Chu, M.D., Ph.D.				FOR

	1.02 Election of Class I Director for a three-year term to expire at the 2026 Annual Meeting: Julie Gerberding, M.D., M.P.H.				FOR

		FOR	AGAINST	ABSTAIN
2.	To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023.				FOR
		FOR	WITHHOLD
3.	To elect Nanette Cocero, Ph.D. to serve as a Class I Director for a three-year term to expire at the 2026 annual meeting of stockholders.				FOR

4.	To transact such other business as may properly come before the meeting or any adjournment thereof.

You must register to attend the meeting online and/or participate by 5:00 p.m. Eastern Time on June 6, 2023 at www.proxydocs.com/HLVX

Authorized Signatures - Must be completed for your instructions to be executed.

Please sign exactly as your name(s) appears on your account. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy/Vote Form.

Signature (and Title if applicable)	Date	Signature (if held jointly)	Date